Dreyfus
Municipal Bond
Fund, Inc.




ANNUAL REPORT August 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            35   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                              Dreyfus Municipal
                                                                Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Municipal Bond Fund, Inc., covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors pushed back their expectations of the timing of interest-rate hikes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt bonds that are credit sensitive, such as lower rated and tax-exempt corporate bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so far in 2002, should improve in 2003 and 2004, due in part to recent legislation.

Nonetheless, if you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund achieved a total return of 0.99% .(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 6.24% for the same period.(2) Additionally, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.58%.(3)

We attribute the municipal bond market's strong returns to declining interest rates early in the reporting period, as well as surging investor demand for tax-exempt bonds throughout the reporting period. The fund's total return lagged those of its benchmark and peer group primarily because of the lingering effects of the 2001 recession and September 11 terrorist attacks on tax-exempt bonds that were issued on behalf of airlines which were held by the fund.

What is the fund's investment approach?

The fund's goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. We also seek a competitive total return.

In pursuit of these objectives, we employ two primary strategies. First, we attempt to add value by searching the national marketplace for the tax-exempt bonds that we believe are most likely to provide the highest returns. This search involves a thorough analysis of individual securities' characteristics such as maturity, yield, price and redemption features. When we find securities that we believe are more attractive than existing holdings, we typically add them to the fund and sell bonds we consider less attractive.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates. If we expect interest rates to rise or the supply of newly issued bonds to increase, for example, we may reduce the fund' s average duration by maintaining a cash position which later will be reinvested in other securities or by swapping into bonds with more defensive characteristics and shorter durations. Conversely, if we expect interest rates to decline or the demand for municipal bonds to surge, we may increase the fund's average duration to take advantage of opportunities for capital appreciation.

What other factors influenced the fund's performance?

Although the municipal bond market and the fund generally benefited during the reporting period from declining interest rates and robust levels of investor demand, the fund' s performance was hurt by its holdings of tax-exempt bonds issued on behalf of airlines. Prices of airline-related bonds fell sharply when the 2001 recession and the September 11 terrorist attacks caused many travelers to reduce their air travel activities, contributing to widespread financial losses among the nation's major airlines.

Historically, many airlines have participated in the tax-exempt bond market to finance public facilities under their control, such as airport terminals. While we believe that these facilities continue to enjoy economic viability and represent valuable assets, the deterioration of airlines' underlying business fundamentals caused many of these bonds to lose a substantial portion of their value. One issuer whose bonds are held by the fund, U.S. Airways, was particularly hard-hit during the reporting period when the company declared bankruptcy and defaulted on its debt payments. Although these bonds represented just a small percentage of the fund's total assets, their default eroded the fund's returns.

We  have  made   substantial   efforts  to  reduce  the  fund'  s  holdings   of
airline-related bonds and other tax-exempt corporate holdings. However, it has generally made little sense to sell them at prevailing low prices.


What is the fund's current strategy?

We have recently adopted a more conservative investment posture. With interest rates now hovering near historical lows, we believe that the bulk of the municipal bond market's price gains are probably behind it. Accordingly, we have reduced the fund's average duration to protect assets from the potential effects of rising interest rates when the economy improves. We have also attempted to upgrade the fund's overall credit quality by focusing on highly rated securities and purchasing insurance on some of the fund's corporate tax-exempt holdings.(4) Finally, we have diversified more broadly among a larger number of tax-exempt issuers.

As of the end of the reporting period, long-term, triple-A-rated municipal bond yields have fallen below 5%. However, we expect the volume of new bond issuance to increase as issuers take advantage of the low interest-rate environment, which may put upward pressure on bond yields. Therefore, in our view, the fund's relatively defensive posture is prudent in the current investment environment.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 8/31/02

                                                                 1 Year                   5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                              0.99%                    4.49%                    5.22%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MUNICIPAL BOND FUND, INC. ON 8/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2002

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.4%                                                     Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--4.1%

Alabama Housing Finance Authority, SFMR:

   6.45%, 10/1/2025                                                                           4,865,000                5,066,995

   6.10%, 10/1/2027                                                                           6,365,000                6,651,616

Alabama Industrial Development Authority,
   SWDR (Pine City Fiber Co.)

   6.45%, 12/1/2023                                                                          22,300,000               21,957,695

Alabama Public School and College Authority
   (Capital Improvement):

      8.571%, 7/1/2015                                                                       11,760,000  (a)          14,038,265

      9.27%, 7/1/2019                                                                        14,625,000  (a)          16,803,832

Industrial Development Board of the Town of Courtland,
   SWDR (Champion International Corp. Project)

   7%, 11/1/2022                                                                              8,100,000                8,290,755

Jefferson County Sewer Revenue,
   Capital Improvement Warrants

   5.75%, 2/1/2038 (Insured; FGIC)                                                           23,000,000               24,396,100

Mobile, Warrants 5.25%, 8/15/2020 (Insured; AMBAC)                                            5,460,000                5,769,910

ALASKA--1.4%

Alaska Energy Authority, Power Revenue (Bradley Lake)

   6%, 7/1/2017 (Insured; FSA)                                                                5,730,000                6,793,373

Alaska Housing Finance Corp.:

   9.75%, 12/1/2019                                                                          10,000,000  (b)          10,950,300

   (Collateralized Veterans Mortgage Program)
      6.375%, 12/1/2027                                                                       4,040,000                4,246,565

Anchorage:

   Electric Utility Revenue
      6.50%, 12/1/2015 (Insured; MBIA)                                                        6,135,000                7,653,535

   GO School 5.50%, 7/1/2012 (Insured; FGIC)                                                  5,000,000                5,642,650

ARIZONA--2.9%

Arizona School Facilities Board,
  State School Improvement Revenue

   5.50%, 7/1/2012                                                                           23,000,000               26,104,080

The Industrial Development Authority of
   the County of Apache, PCR

   (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                        14,000,000               13,054,720

      5.875%, 3/1/2033                                                                       36,800,000               34,269,264

CALIFORNIA--3.2%

Airport Commission City and County of San Francisco

   (San Francisco International Airport)
   6.50%, 5/1/2015 (Insured: FGIC)                                                           10,100,000               10,970,014

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Alameda Corridor Transportation Authority,
  Revenue, Senior Lien:

      Zero Coupon, 10/1/2033 (Insured; MBIA)                                                 10,745,000                2,016,622

      Zero Coupon, 10/1/2035 (Insured; MBIA)                                                 23,545,000                3,956,502

California Department of Water Resource, Water Revenue

   (Central Valley Project) 5.50%, 12/1/2016                                                  7,670,000                8,530,037

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 3/1/2005                                              7,500,000                7,681,500

California Public Works Board, LR
   (Various University of California Projects)

   5.50%, 6/1/2014                                                                            9,750,000               11,174,182

California Statewide Communities Development Authority,

  Special Facilities Revenue (United Airlines):

      LR 5.70%, 10/1/2033                                                                    36,430,000                8,563,964

      5.625%, 10/1/2034                                                                      24,945,000                4,989,249

San Diego County Water Authorty, Water Revenue, COP:

   5%, 5/1/2021 (Insured; MBIA)                                                              10,085,000               10,417,200

   5%, 5/1/2022 (Insured; MBIA)                                                              10,750,000               11,021,975

COLORADO--1.6%

Colorado Department of Transportation,
  Transportation Revenue, RAN

   5.50%, 6/15/2012 (Insured; MBIA)                                                          17,000,000               19,440,860

City and County of Denver, Airport Revenue

   7.25%, 11/15/2023                                                                         19,375,000               19,950,825

CONNECTICUT--1.1%

Connecticut Resource Recovery Authority

   (American Fuel Co. Project) 6.45%, 11/15/2022                                              7,325,000                7,462,856

Mashantucket Western Pequot Tribe, Special Revenue:

   6.40%, 9/1/2011 (Prerefunded 9/1/2007)                                                     9,170,000  (b,c)        10,850,678

   6.40%, 9/1/2011                                                                            9,330,000  (b)          10,064,644

DELAWARE--.3%

Delaware Housing Authority, Senior SFMR
   6.45%, 1/1/2026                                                                            6,960,000                7,189,123

DISTRICT OF COLUMBIA--4.1%

District of Columbia Tobacco Settlement Financing Corp.:

   6.50%, 5/15/2033                                                                          16,750,000               17,074,112

   6.75%, 5/15/2040                                                                           8,500,000                8,708,505

District of Columbia Water and Sewer Authority,
   Public Utility Revenue

   5.50%, 10/1/2018 (Insured; FSA)                                                           10,065,000               11,287,998


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (CONTINUED)

Metropolitan Washington Airports Authority,
  Airport System Revenue:

      6.625%, 10/1/2012 (Insured; MBIA)                                                      40,400,000               41,342,936

      6.625%, 10/1/2019 (Insured; MBIA)                                                      23,600,000               24,152,004

FLORIDA--3.2%

Florida Board of Education:

   Capital Outlay (Public Education) 5.50% 6/1/2016                                          12,000,000               13,331,760

   Lottery Revenue 5.25%, 7/1/2015 (Insured; FGIC)                                           11,900,000               13,030,024

Florida Department of Environmental of Protection,
   Revenue 5.75%, 7/1/2013 (Insured; FGIC)                                                   10,270,000               11,703,384

Hillsborough County, Junior Lien Utility Revenue

   5.50%, 8/1/2013 (Insured; AMBAC)                                                          10,000,000               11,483,400

Orlando Utilities Commission, Water and Electric Revenue
   6.75%, 10/1/2017                                                                          15,875,000               19,947,572

Tampa, Utility Tax and Special Revenue

   5.75%, 10/1/2013 (Insured; AMBAC)                                                          9,100,000               10,670,387

GEORGIA--4.1%

Fulton County Facilities Corp., COP

  (Fulton County, Georgia Public Purpose Project)

   5.50%, 11/1/2018 (Insured; AMBAC)                                                         11,130,000               12,091,743

Georgia:

   5.80%, 11/1/2014                                                                          19,580,000               22,327,270

   5.80%, 11/1/2015                                                                          20,000,000               22,725,000

   5.75%, 8/1/2016                                                                           15,210,000               17,895,630

   5%, 5/1/2018                                                                              26,945,000               28,390,060

HAWAII--1.6%

Hawaii:

   5.75%, 2/1/2015 (Insured; FSA)                                                            20,000,000               23,196,400

   5.80%, 9/1/2015 (Insured; FSA)
      (Prerefunded 9/1/2009)                                                                 14,000,000  (c)          16,374,680

IDAHO--.4%

Idaho Housing Agency, Multi-Family Housing
   6.70%, 7/1/2024                                                                           10,050,000               10,447,779

ILLINOIS--4.3%

Chicago O'Hare International Airport,
  Special Facility Revenue

   (United Airlines Project) 6.30%, 5/1/2016                                                 18,855,000                3,865,841

Cook County 9.42%, 11/15/2012 (Insured; FGIC)                                                 6,000,000  (a)           7,466,640

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois:

   5.375%, 5/1/2012 (Insured; FSA)                                                           18,000,000               20,055,240

   Sales Tax Revenue 5.75%, 6/15/2018 (Insured; FGIC)                                         7,925,000                9,167,482

Illinois Development Finance Authority, Revenue

  Pollution Control, Refunding
  (Central Illinois Public Service Co.)

   6.375%, 1/1/2028                                                                          16,450,000               16,649,374

Illinois Educational Facilities Authority, Revenue

   (Illinois Institute of Technology) 6.875% 12/1/2015                                        7,250,000                8,076,862

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                         10,000,000               10,614,100

   (Mercy Hospital and Medical Center) 7%, 1/1/2015                                           7,500,000                2,677,200

Illinois Housing Development Authority:

   Multi-Family Housing (Lawndale Redevelopment Project)
      6.90%, 12/1/2026 (Insured; FHA)                                                         8,750,000                9,239,912

   (Multi-Family Program) 6.75%, 9/1/2021                                                     8,750,000                8,961,487

   Section 8 Elderly Housing Revenue
      (Morningside North Development)

      6.85%, 1/1/2021 (Prerefunded 1/1/2003)                                                 11,220,000  (c)          11,645,575

INDIANA--.5%

IPS School Building Corp., First Mortgage

   6.10%, 1/15/2020 (Prerefunded 7/15/2004)                                                  11,000,000  (c)          12,131,240

IOWA--.3%

Iowa Finance Authority, SFMR
  (Mortgage Backed Securities Program)

   6.65%, 7/1/2028                                                                            6,655,000                6,939,901

KANSAS--1.3%

Wichita, HR 6.464%, 10/1/2022 (Insured; MBIA)                                                31,300,000               32,018,961

KENTUCKY--2.1%

City of Ashland, Sewage and Solid Waste Revenue

   (Ashland Inc. Project) 7.125%, 2/1/2022                                                   13,170,000               13,895,667

Kenton County Airport Board, Airport Revenue,

  Special Facilities (Delta Airlines Project)

   7.125%, 2/1/2021                                                                          11,460,000                9,957,479

Mount Sterling, LR (Kentucky League Cities Funding)

   6.10%, 3/1/2018                                                                            7,955,000                9,262,484

Pendleton County, Multi-County LR

   (Kentucky Associates Counties Leasing Trust Program)
   6.50%, 3/1/2019                                                                           18,500,000               19,033,910


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--.6%

Parish of West Feliciana, PCR (Gulf States Utilities-I)

   7.70%, 12/1/2014                                                                          14,000,000               14,354,340

MARYLAND--1.4%

Community Development Administration,

  Department of Housing and Community
  Development State of Maryland:

      11.476%, 4/1/2026                                                                       3,545,000  (a,b)         3,895,140

      10%, 7/1/2039                                                                           5,000,000  (a,b)         5,475,000

      (Single Family Program) 6.75%, 4/1/2026                                                16,775,000               17,294,186

Maryland Economic Development Corp,
   Student Housing Revenue

   (Frostburg State University Project)
   6.25%, 10/1/2033                                                                           8,580,000                8,850,184

MASSACHUSETTS--5.2%

Massachusetts:

   5.50%, 1/1/2012                                                                           10,250,000               11,655,685

   9.190%, 2/1/2015                                                                          10,000,000  (a,b)        13,503,800

   (Consolidated Loan):

      5.50%, 11/1/2014 (Insured; FGIC)                                                       10,000,000               11,490,800

      5.50%, Series C, 11/1/2015                                                             17,500,000               20,078,800

      5.50%, Series D, 11/1/2015 (Insured; MBIA)                                             19,250,000               22,086,680

Massachusetts Development Finance Agency, Revenue

   (Boston University) 6%, 5/15/2059                                                          8,000,000                9,067,280

Massachusetts Housing Finance Agency, Revenue:

  Housing:

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        4,140,000                4,330,192

      6.60%, 1/1/2037 (Insured; AMBAC)                                                        7,100,000                7,415,382

   Single Family Housing:

      7.125%, 6/1/2025                                                                        9,710,000                9,893,616

      6.65%, 12/1/2027                                                                        5,095,000                5,340,375

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply Project Revenue
  (Nuclear Project Number 4 Issue)

   5.25%, 7/1/2013 (Insured; MBIA)                                                           13,255,000               14,730,281

MICHIGAN--1.8%

The Economic Development Corp. of the County of Gratiot,

   Limited Obligation EDR (Danly Die Set Project)
   7.625%, 4/1/2007                                                                           3,200,000               3,205,920

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group):

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                              15,000,000  (c)          17,990,400

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                               15,300,000  (c)          17,785,944

Michigan Housing Development Authority, SFMR

   10.773%, 12/1/2027                                                                         5,410,000  (a,b)         5,924,978

MINNESOTA--2.4%

Minneapolis and Saint Paul Metropolitan
  Airports Commission, Revenue:

      Airport 5.75%, 1/1/2032 (Insured; FGIC)                                                 5,000,000                5,362,600

      Special Facilities (Northwest Airlines) 7%, 4/1/2025                                    6,000,000                4,887,780

Minnesota, GO 5.50%, 11/1/2015                                                               13,675,000               15,167,079

Minnesota Housing Finance Agency,
   Single Family Mortgage:

      6.90%, 7/1/2022                                                                         2,710,000                2,799,836

      6.50%, 7/1/2024                                                                        10,385,000               10,824,285

      6.45%, 7/1/2025                                                                        19,450,000               20,263,010

MISSOURI--.7%

Missouri Higher Education Loan Authority,
  Student Loan Revenue

   6.75%, 2/15/2009                                                                          11,500,000               12,099,955

The City of Saint Louis, Airport Revenue
   (Airport Development Program)

   5.625%, 7/1/2016 (Insured; MBIA)                                                           5,000,000                5,542,550

NEBRASKA--1.2%

Omaha Public Power District, Electric Revenue

   8.445%, 2/1/2014                                                                          22,400,000  (a,b)        28,802,368

NEVADA--.7%

Clark County School District
   5.50%, 6/15/2014 (Insured; FSA)                                                            9,435,000               10,740,238

Nevada Housing Division (Single Family Program)
   6.80%, 4/1/2027                                                                            7,270,000                7,519,943

NEW HAMPSHIRE--1.6%

Business Finance Authority of the State of New Hampshire,

   PCR (Public Service Co.) 6%, 5/1/2021                                                     15,500,000               16,766,040

New Hampshire Housing Finance Authority:

  Multi-Family Housing:

      7.55%, 7/1/2013                                                                         4,205,000                4,765,653

      (Mariners Village Project)

         6.60%, 1/1/2038 (Insured; FHA)                                                       7,365,000                7,659,305


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE (CONTINUED)

New Hampshire Housing Finance Authority (continued):

  Single Family Residential Mortgage:

      6.85%, 1/1/2025                                                                         5,515,000                5,650,559

      6.95%, 1/1/2026                                                                         4,575,000                4,740,340

NEW JERSEY--5.7%

New Jersey 8.419%, 7/1/2014                                                                  10,000,000  (a)          12,448,200

New Jersey Economic Development Authority:

  PCR

      (Public Service Electric and Gas Co. Project)
         6.40%, 5/1/2032 (Insured; MBIA)                                                     32,040,000               33,606,115

   Special Facility Revenue
      (Continental Airlines, Inc. Project):

         6.40%, 9/15/2023                                                                    14,500,000               10,890,950

         6.25%, 9/15/2029                                                                     8,500,000                6,096,795

New Jersey Transit Corp., COP
   10.07%, 9/15/2014                                                                          7,500,000  (a,b)         9,571,425

New Jersey Transportation Trust Fund Authority:

   9.84%, 6/15/2012                                                                          12,330,000  (a,b)        17,074,954

   (Transportation System):

      5.75%, 6/15/2018                                                                        7,750,000                9,003,717

      5.75%, 6/15/2020                                                                       12,645,000               14,556,798

New Jersey Turnpike Authority, Turnpike Revenue
   8.67%, 1/1/2017                                                                           15,000,000  (a,b)        18,459,000

Tobacco Settlement Financing Corp.,
   Tobacco Settlement Asset-Backed Bonds

   6%, 6/1/2037                                                                              12,000,000               11,733,240

NEW MEXICO--.4%

New Mexico Educational Assistance Foundation,
   Student Loan Revenue 7.45%, 3/1/2010                                                       3,050,000                3,225,040

New Mexico Mortgage Financing Authority
   6.80%, 1/1/2026                                                                            4,965,000                5,644,957

NEW YORK--7.8%

Long Island Power Authority, Electric System Revenue:

   8.17%, 12/1/2012                                                                           5,000,000  (a,b)         6,454,700

   8.17%, 12/1/2013                                                                          12,930,000  (a,b)        16,680,734

Metropolitan Transportation Authority,
   State Service Contract:

      5.50%, 7/1/2016                                                                         6,435,000                7,287,573

      5.75%, 1/1/2018                                                                        14,500,000               16,586,840

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Municipal Securities Trust Certificate
  (Metropolitian Transportation Authority)

   9.491%, 11/15/2014                                                                         9,000,000  (a)          11,690,100

New York City:

   6.375%, 8/15/2011                                                                         24,720,000               27,600,622

   5.50%, 5/15/2015 (Insured; MBIA)                                                          11,180,000               12,191,455

New York City Industrial Development Agency,
   Special Facilities Revenue

   (United Airlines Inc. Project) 5.65%, 10/1/2032                                            4,495,000                1,168,745

New York City Municipal Water Finance Authority,
   Water and Sewer System Revenue

   5.375%, 6/15/2015                                                                         15,000,000               16,535,100

New York City Transitional Finance Authority,
   Revenue (Future Tax Secured):

      10.001%, 2/15/2015                                                                      8,505,000  (a,b)        10,645,879

      9.166%, 11/1/2018                                                                      14,550,000  (a)          16,989,162

New York State Dormitory Authority, Revenue:

   (City University) 7.50%, 7/1/2010                                                          5,000,000                6,050,750

   8.82%, 5/15/2013                                                                          10,175,000  (a)          13,126,564

New York State Thruway Authority:

   (Highway and Bridge Trust Fund)
      5.50%, 4/1/2013 (Insured; MBIA)                                                        24,285,000               27,522,919

   Service Contract Revenue (Local Highway and Bridge)
      5.50%, 4/1/2014                                                                         4,000,000                4,475,400

NORTH CAROLINA--1.6%

Charlotte:

   5.25%, 2/1/2015                                                                           12,130,000               13,079,173

   5.25%, 2/1/2016                                                                           13,930,000               14,949,258

   (Charlotte/Douglas International Airport)

      Special Facility Revenue 5.60%, 7/1/2027                                               19,280,000                6,748,000

North Carolina Housing Finance Agency,
   Single Family Revenue

   6.50%, 9/1/2026                                                                            4,445,000                4,646,492

NORTH DAKOTA--.1%

North Dakota Housing Finance Agency

   (Housing Mortgage Finance Program)
   6.75%, 7/1/2025                                                                            1,200,000                1,247,460

OHIO--1.0%

Rickenbacker Port Authority, Capital Funding Revenue,

   (OASBO Expanded Asset Pooled) 5.375%, 1/1/2032                                            24,870,000               25,144,067


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OKLAHOMA--.3%

Claremore Industrial and Redevelopment Authority, EDR

   (Yuba Project) 8.375%, 7/1/2011                                                            7,500,000                7,630,350

PENNSYLVANIA--1.2%

Delaware County Industrial Development Authority,
  Water Facilities Revenue

   (Philadelphia Suburban Water)
   6.35%, 8/15/2025 (Insured; FGIC)                                                          10,000,000               11,108,200

Pennsylvania 5.50%, 5/1/2015 (Insured; FSA)                                                   7,425,000                8,313,550

Pennsylvania Higher Educational Facilities Authority,

   UPMC Health System Revenue 6%, 1/15/2031                                                   9,050,000                9,353,899

RHODE ISLAND--.9%

Rhode Island Housing and Mortgage Finance Corp.

  (Homeownership Opportunity):

      6.60%, 10/1/2025                                                                       10,210,000               10,666,693

      6.50%, 4/1/2027                                                                        11,835,000               12,092,648

SOUTH CAROLINA--1.4%

Piedmont Municipal Power Agency, Electric Revenue

   6.60%, 1/1/2021                                                                            9,470,000                9,480,606

Richland County, Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 7.125%, 9/1/2021                                                6,250,000                6,321,313

South Carolina Housing Finance and Development
   Authority, Mortgage Revenue:

      6.75%, 7/1/2026                                                                         3,050,000                3,104,809

      6.70%, 7/1/2027                                                                         4,660,000                4,847,332

Tobacco Settlement Revenue Management Authority,
   Tobacco Settlement Asset--Backed Bonds

   6.375%, 5/15/2028                                                                         12,000,000               12,024,360

TENNESSEE--1.5%

Knox County Health, Educational and Housing
  Facilities Board, Hospital Facilities Revenue

   (Baptist Health System East Tennessee)
   6.50%, 4/15/2031                                                                          13,000,000               13,385,710

Madison County, GO School and Public Improvement

   5%, 4/1/2014                                                                               8,450,000                9,134,535

Memphis, General Improvement
   5.25%, 11/1/2019                                                                          11,285,000               11,963,793

Tennessee Housing Development Agency
   (Mortgage Finance) 6.55%, 7/1/2026                                                         3,265,000                3,386,132

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--10.0%

Alliance Airport Authority Inc., Special Facilities Revenue

   10.704%, 4/1/2021                                                                         28,035,000  (a,b)        29,834,286

   (American Airlines Inc.Project) 7.50%, 12/1/2029                                           5,000,000                3,321,850

Angelina and Neches River Authority, SWDR
   (Champion International Corp. Project)

   7.375%, 5/1/2015                                                                           5,570,000                5,694,211

Austin Convention Enterprises Inc.,
   Convention Center Hotel Second Tier Revenue

   5.75%, 1/1/2032                                                                           20,000,000               20,934,400

Brazos River Authority, PCR (TXU Electric Co. Project)

   5.75%, 11/1/2011                                                                          18,750,000               18,988,125

Cities of Dallas and Fort Worth, Dallas/Fort Worth
   International Airport, Joint Revenue Improvement:

      5.75%, 11/1/2014 (Insured; FGIC)                                                       15,070,000               16,716,548

      5.75%, 11/1/2015 (Insured; FGIC)                                                       10,000,000               11,005,000

Gulf Coast Waste Disposal Authority, Revenue:

   (Champion International Corp.)
      7.375%, 10/1/2025 (Prerefunded 10/1/2002)                                              12,000,000  (c)          12,298,320

   Solid Waste Disposal (Occidental
      Petroleum Corp. Project) 7%, 11/1/2020                                                  7,725,000                7,895,568

Harris County Hospital District, Mortgage Revenue:

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          3,465,000                4,049,442

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          4,890,000                5,775,530

Houston:

   Airport System Revenue, Special Facilities
      (Continental Airlines) 6.75%, 7/1/2029                                                 17,000,000               12,650,890

   Public Improvement:

      5.375%, Series A, 3/1/2014                                                             10,300,000               11,292,817

      5.375%, Series B, 3/1/2014                                                             11,200,000              12,304,992

   Water and Sewer System Revenue (Junior Lein)

      5.50%, 12/1/2013 (Insured; FSA)                                                        10,000,000               11,236,300

Rio Grande Valley Health Facilities Development Corp., HR

  (Valley Baptist Medical Center Project)

   6.40%, 8/1/2016 (Insured; MBIA)                                                           11,200,000               11,464,880

Tarrant County Health Facilities Development Corp.,
   Health System Revenue
   (Texas Health Resources System)
   5.75%, 2/15/2014 (Insured; MBIA)                                                           9,470,000               10,615,302

Texas:

   11.273%, 12/1/2020                                                                         7,605,000  (a,b)         8,314,394

   GO (Veterans Housing Assistance Fund) 7% 12/1/2025                                         7,915,000                8,273,312

   Public Finance Authority 5.50%, 10/1/2012                                                 11,000,000               12,438,690


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Texas Turnpike Authority (Central Texas
  Turnpike System) Revenue

   5.75%, 8/15/2038 (Insured; AMBAC)                                                         12,000,000               12,938,160

Tomball Hospital Authority, HR (Tomball Regional Hospital)

   6%, 7/1/2029                                                                               2,000,000                2,010,020

UTAH--1.4%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           9,355,000                9,533,213

Tooele County, Hazardous Waste Treatment Revenue

   (Union Pacific Project) 5.70%, 11/1/2026                                                  22,600,000               22,065,058

Utah Housing Finance Agency, Single Family Mortgage

   6.65%, 7/1/2027                                                                            2,700,000                2,806,812

VERMONT--.3%

Vermont Housing Finance Agency (Single Family Housing)
   6.875%, 5/1/2025                                                                           7,050,000                7,201,011

VIRGINIA--.2%

Giles County Industrial Development Authority,

   Solid Waste Disposal Facility Revenue
   (Hoechst Celanese Corp. Project) 6.625%, 12/1/2022                                         4,715,000                4,776,154

WASHINGTON--2.8%

Energy Northwest, Electric Revenue (Project Number One)

   6%, 7/1/2017 (Insured; MBIA)                                                              22,000,000               25,095,840

Industrial Development Corp. of the Port of Seattle,
   Special Facilities Revenue

   (Northwest Airlines, Inc. Project) 7.25%, 4/1/2030                                         6,000,000                4,899,540

Public Utility District Number 1 of Chelan County,

   Chelan Hydro Consolidated System Revenue
   6.55%, 7/1/2023                                                                           10,000,000               11,433,800

Seattle, Municipal Light and Power Revenue, Improvement:

   5.50%, 3/1/2013 (Insured; FSA)                                                            11,585,000               12,875,569

   5.50%, 3/1/2016 (Insured; FSA)                                                            15,400,000               16,790,312

WISCONSIN--2.8%

Badger Tobacco Asset Securitization Corp.,

   Tobacco Settlement Asset-Backed Bonds
   7%, 6/1/2028                                                                              35,000,000               36,929,900

Wisconsin Health and Educational Facilities Authority,
   Revenue (Aurora Health Care, Inc.)
   5.60%, 2/15/2029                                                                          25,430,000               23,976,421

Wisconsin, Transportation Revenue
   5.50%, 7/1/2013 (Insured; AMBAC)                                                           8,465,000                9,580,687

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WYOMING--.8%

Sweetwater County, SWDR (FMC Corp. Project)
   6.90%, 9/1/2024                                                                           21,225,000               19,766,206

U.S. RELATED--3.1%

Commonwealth of Puerto Rico (Public Improvement)

   5.25%, 7/1/2016 (Insured; FSA)                                                             6,500,000                7,327,060

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue

   6%, 7/1/2039 (Prerefunded 7/1/2010)                                                       20,050,000  (c)          23,831,230

Puerto Rico Infrastructure Financing Authority,
   Special Obligation 5.50%, 10/1/2032                                                        7,000,000                7,494,410

Puerto Rico Public Finance Corp.
   (Commonwealth Appropriation) 6%, 8/1/2026                                                 33,000,000               38,053,950

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $2,321,862,908)                                                                                           2,382,206,733

SHORT-TERM MUNICIPAL INVESTMENTS--1.9%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.6%

Jefferson County, Sewer Revenue, GO Limited Warrants,

   VRDN 1.80%                                                                                15,600,000  (d)          15,600,000

FLORIDA--.3%

Saint Lucie County, PCR, VRDN
   (Florida Power and Light Co. Project) 1.95%                                                8,000,000  (d)           8,000,000

PENNSYLVANIA--.1%

Allegheny County, Industrial Development Authority,
  Health and Housing Facilities Revenue,

   VRDN (Longword) 1.95%                                                                      1,400,000  (d)           1,400,000

TENNESSEE--.4%

Clarksville Public Builing Authority, Revenue,
  Pooled Financing, VRDN

  (Tennessee Municipal Bond Fund)

   1.85% (LOC; Bank of America N.A.)                                                          4,500,000  (d)           4,500,000


                                                                                            Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                               Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (CONTINUED)

Montgomery County Public Building Authority,
  Pooled Financing Revenue

  (Tennessee County Loan Pool)

   1.85% (LOC; Bank of America N.A.)                                                          5,900,000  (d)           5,900,000

TEXAS--.5%

Harris County Health Facilities Development Corp.,
  HR, VRDN (Texas Childrens Hospital)

   1.95% (Insured; MBIA)                                                                     13,000,000  (d)          13,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $48,400,000)                                                                                                 48,400,000

TOTAL INVESTMENTS (cost $2,370,262,908)                                                           97.3%            2,430,606,733

CASH AND RECEIVABLES (NET)                                                                         2.7%               66,592,394

NET ASSETS                                                                                       100.0%            2,497,199,127

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond                      LOC                       Letter of Credit
                             Assurance Corporation
                                                                       LR                        Lease Revenue
COP                       Certificate of Participation
                                                                       MBIA                      Municipal Bond Investors
EDR                       Economic Development Revenue                                              Assurance Insurance
                                                                                                    Corporation
FGIC                      Financial Guaranty Insurance
                             Company                                   PCR                       Pollution Control Revenue

FHA                       Federal Housing Administration               RAN                       Revenue Anticipation Notes

FSA                       Financial Security Assurance                 SFMR                      Single Family Mortgage Revenue

GO                        General Obligation                           SWDR                      Solid Waste Disposal Revenue

HR                        Hospital Revenue                             VRDN                      Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              45.9

AA                               Aa                              AA                                               19.6

A                                A                               A                                                12.2

BBB                              Baa                             BBB                                               9.5

BB                               Ba                              BB                                                3.4

B                                B                               B                                                 1.3

CCC                              Ccc                             CCC                                                .6

CC                               Cc                              CC                                                 .2

F1                               MIG1/P1                         SP1/A1                                            2.0

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     5.3

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2002, THESE SECURITIES AMOUNTED TO $206,502,280 OR 8.3% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         2,370,262,908  2,430,606,73

Cash                                                                  5,423,312

Interest receivable                                                  39,846,032

Receivable for investment securities sold                            22,996,800

Receivable for shares of Common Stock subscribed                         13,380

Prepaid expenses                                                         27,355

                                                                  2,498,913,612

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,391,059

Payable for shares of Common Stock redeemed                              19,647

Accrued expenses                                                        303,779

                                                                      1,714,485

NET ASSETS ($)                                                    2,497,199,127

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,525,856,811

Accumulated undistributed investment income--net                        345,744

Accumulated net realized gain (loss) on investments                (89,347,253)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      60,343,825

NET ASSETS ($)                                                    2,497,199,127

SHARES OUTSTANDING

(600 million shares of $.001 par value Common Stock authorized)     211,276,911

NET ASSET VALUE, offering and redemption price per share ($)              11.82

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST                                                           146,734,160

TOTAL INCOME

EXPENSES:

Management fee--Note 3(a)                                           15,033,538

Shareholder servicing costs--Note 3(b)                               2,518,981

Custodian fees                                                         121,697

Directors' fees and expenses--Note 3(c)                                 63,844

Professional fees                                                       44,706

Prospectus and shareholders' reports                                    39,842

Registration fees                                                       36,531

Loan commitment fees--Note 2                                            33,074

Miscellaneous                                                           53,337

TOTAL EXPENSES                                                      17,945,550

INVESTMENT INCOME--NET                                             128,788,610
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (37,862,284)

Net unrealized appreciation (depreciation) on investments         (69,510,758)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (107,373,042)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,415,568

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                           -------------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        128,788,610         132,320,853

Net realized gain (loss) on investments      (37,862,284)          (4,951,806)

Net unrealized appreciation (depreciation)
   on investments                            (69,510,758)         145,064,965

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  21,415,568          272,434,012
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                      (128,187,128)        (132,320,853)

Net realized gain on investments                (236,048)             (66,169)

TOTAL DIVIDENDS                             (128,423,176)        (132,387,022)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 524,575,323         330,393,935

Dividends reinvested                           80,657,498          83,033,365

Cost of shares redeemed                     (671,700,032)        (482,443,864)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (66,467,211)         (69,016,564)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (173,474,819)          71,030,426
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,670,673,946        2,599,643,520

END OF PERIOD                               2,497,199,127        2,670,673,946

Undistributed investment income--net              345,744                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    44,393,404          27,787,143

Shares issued for dividends reinvested          6,831,952           6,978,541

Shares redeemed                              (56,743,818)         (40,569,618)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,518,462)         (5,803,934)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended August 31,
                                                                        ------------------------------------------------
                                                          2002(a)            2001            2000            1999             1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        12.32           11.68           11.70            12.85           12.55

Investment Operations:

Investment income--net                                     .61(b)             .61             .60              .62             .64

Net realized and unrealized
   gain (loss) on investments                               (.50)             .64            (.02)            (.93)            .37

Total from Investment Operations                             .11             1.25             .58             (.31)           1.01

Distributions:

Dividends from investment
    income--net                                             (.61)           (.61)            (.60)            (.62)           (.64)

Dividends from net realized gain
   on investments                                          .00(c)          .00(c)             .00(c)          (.22)           (.07)

Total Distributions                                         (.61)           (.61)            (.60)            (.84)           (.71)

Net asset value, end of period                             11.82           12.32            11.68            11.70           12.85
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             .99           11.00             5.28            (2.60)           8.36
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                     .71             .72              .76              .73             .73

Ratio of net investment income
   to average net assets                                    5.14            5.11             5.32             4.98            5.04

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                --               --              .01              .00(d)          .01

Portfolio Turnover Rate                                    49.25           42.71            40.51            55.77           63.07
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         2,497,199        2,670,674        2,599,644       2,839,207       3,334,983

(A)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER  SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE   NET   ASSETS   FROM   5.13%  TO  5.14%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO  SEPTEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Municipal  Bond  Fund,  Inc.  (the  "fund")  is  registered  under  the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $58,977 during the period ended August 31, 2002. Income earned under this arrangement is included in interest income

(c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $206,359, accumulated capital losses $52,682,684 and unrealized appreciation $60,644,576. In addition, the fund had $36,870,928 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $13,170,822 of the carryover expires in fiscal 2008, $27,718,137 expires in fiscal 2009 and $11,793,725 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, were as follows: tax exempt income $128,187,128 and $132,320,853 and ordinary income $236,048 and $66,169.

During the period ended August 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $698,720, increased accumulated net realized gain (loss) on investments by $304,274 and increased paid-in capital by $394,446. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended August 31, 2002, the fund was charged $1,510,399 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $759,958 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended August 31, 2002, redemption fees charged and retained by the fund amounted to $98,341.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2002, amounted to $1,171,405,642 and $1,280,946,919 respectively.

At August 31, 2002, the cost of investments for federal income tax purposes was $2,369,962,157; accordingly, accumulated net unrealized appreciation on investments was $60,644,576, consisting of $145,019,118 gross unrealized appreciation and $84,374,542 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle

As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to September 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $442,981 increase in accumulated undistributed investment income-net and a corresponding $442,981 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on August 31, 2001.

The effect of this change for the period ended August 31, 2002 was to increase net investment income by $255,739, increase accumulated net unrealized appreciation (depreciation) by $142,231 and decrease net realized gains (losses) by $397,970. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Fund, Inc., including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund, Inc. at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young LLP

New York, New York
October 2, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2002 as "exempt-interest dividends" ( not generally subject to regular Federal income tax.)

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

David W. Burke (65)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

Hodding Carter III (66)

Board Member (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-Present)

* President and Chairman of MainStreet TV (1985-1998)

* Knight Professor in Journalism at the University of Maryland (1995-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7


Ehud Houminer (61)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                --------------

Richard C. Leone (61)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Hans C. Mautner (64)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Vice Chairman and a Director of Simon Property Group, a real estate investment company, (1998-Present)

* Chairman of Simon Global Limited

* Chairman, Chief Executive Officer of Corporate Property Investors, which merged into Simon Property Group in September 1998 (1977-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Robin A. Pringle (38)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of The National Mentoring Partnership (formerly, The One to One Partnership), a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

John E. Zuccotti (64)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                                        The Fund

NOTES



                For More Information


                        Dreyfus
                        Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  054AR0802